CONSULTING GROUP CAPITAL MARKETS FUNDS (THE “TRUST”)

SUPPLEMENT DATED JULY 5, 2006

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 29, 2005

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and Statement of Additional Information and any prior supplements thereto. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus or Statement of Additional Information.

Subadviser Name Changes

Westfield Capital Management Company, Inc., a subadviser to Large Capitalization Growth Investments (the “Large Cap Growth Portfolio”) and Small Capitalization Growth Investments, changed its name to Westfield Capital Management Company, LLC.

Sands Capital Management, LP, a subadviser to the Large Cap Growth Portfolio, changed its name to Sands Capital Management, LLC.

Alliance Capital Management LP, a subadviser to Large Capitalization Value Equity Investments, changed its name to AllianceBernstein LP.

Brandywine Asset Management, LLC, a subadviser to International Equity Investments, changed its name to Brandywine Global Investment Management, LLC (“Brandywine”). Brandywine’s offices are currently located at Cira Centre, 2929 Arch Street, 8th Floor, Philadelphia, PA 19104.

Recent Developments

The following supersedes the disclosure contained in the section entitled “Recent developments” on pages 51 and 52 of the Prospectus:

The following is added after the fourth sentence of the third paragraph:

At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The following is added at the end of the third paragraph:

On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the affected Funds.

The first sentence of the fifth paragraph is deleted.

Statement of Additional Information (“SAI”)

The following supplements the disclosure contained in the section entitled “Trustees and Executive Officers” beginning on page 2 of the SAI:

On March 27, 2006, the Board of Trustees appointed Laurie A. Hesslein to the Board of Trustees of the Trust, as an “Interested Person” as that term is defined in Section 2(a)(19) of the 1940 Act, to serve until her successor is duly elected and qualified.

Name, Address and Birthdate	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE*
Laurie A. Hesslein Citigroup Global Markets Inc. (“CGM”) 388 Greenwich Street, 17th Floor New York, NY 10013 Birthdate: 10/13/59	Trustee	Since 2006	Managing Director of CGM; July 2005 to Present – Chief Administrative Officer and Director of the Corporate Client Group, Smith Barney Global Private Client Group; July 2004 to July 2005 – Chief Administrative Officer, Director of Investment Products and the Corporate Client Group, Smith Barney Global Private Client Group; 2001 to July 2004 – Director of Wealth Management, Investment Products and the Corporate Client Group, Smith Barney Global Private Client Group	11	None

*	Ms. Hesslein is an “interested person” of the Trust as defined in the 1940 Act because Ms. Hesslein is an officer of CGM and certain of its affiliates.

On February 10, 2006, March 27, 2006 and June 5, 2006, the Board of Trustees elected the following additional officers to the Trust, to serve until their successors are duly elected and qualified:

Name, Address and Birthdate	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
OFFICERS
James L. Tracy CGM 222 Delaware Avenue, 7th Floor Wilmington, DE 19801 Birthdate: 5/06/57	Executive Vice President and Investment Officer	Since 2006	January 2006 to present – Executive Vice President, Director, Consulting Group; previously Great Lakes Regional Director, Smith Barney Private Client Group, May 2000 to January 2006	N/A	N/A

Steven Hartstein CGM 111 Wall Street, 23rd Floor New York, NY 10005 Birthdate: 12/07/63	Chief Compliance Officer	Since 2006	Senior Vice President, CGM; previously Senior Compliance Officer, Mercer Global Investments, 2004 to 2006; Director and Senior Compliance Officer, UBS Global Asset Management, 2002 to 2004; Vice President and Senior Compliance Officer, Lazard Asset Management, 2000 to 2002	N/A	N/A

Name, Address and Birthdate	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Carmen Menendez-Puerto CGM 111 Wall Street New York, NY 10005 Birthdate: 11/18/61	Chief Anti- Money Laundering Officer	Since 2006	Director of Smith Barney’s Anti-Money Laundering Program; previously, Department Risk Manager, Smith Barney Compliance Department	N/A	N/A

Israel Grafstein CGM 388 Greenwich Street, 16th Floor New York, NY 10013 Birthdate: 9/25/74	Assistant Secretary	Since 2006	First Vice President and Associate General Counsel, CGM; previously Legal Counsel, Credit Suisse Asset Management, 2005; Associate at Herrick, Feinstein LLP, 2004 to 2005; Regulatory Attorney, State of New Jersey Attorney General’s Office, 2003 to 2004; Alliance Capital Management, 2000 to 2003	N/A	N/A

For the year ended December 31, 2005, Ms. Hesslein beneficially owned equity securities of any Portfolio of the Trust and of all funds in the Smith Barney family of investment companies for which she served as a trustee or director within the dollar ranges presented in the table below:

Name of Trustee	Dollar Range of Equity Securities in the Portfolios of the Trust*
Laurie A. Hesslein	None

*	The Portfolios constitute the entire Smith Barney family of investment companies overseen by the Trustees.

Department of Labor (“DOL”) Exemption

The following supplements the disclosure contained in the section entitled “Department of Labor (“DOL”) Exemption” on pages 34 and 35 of the SAI:

As of June 30, 2006, Citigroup had a less than 7% ownership interest in Legg Mason, including a voting interest of less than 1%.

The following supersedes the disclosure contained in the section entitled “Investment Management and Other Services” beginning on page 40 of the SAI:

Portfolio	Subadviser	Subadviser Fee	Maximum Allowable Annual Management Fee
Large Capitalization Growth Investments	Sands Capital Management, LLC	0.40%	0.60%

TK 2088    12/05    S3